SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K




                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                Date of Earliest Event Reported: January 12, 2001



                       ADAIR INTERNATIONAL OIL & GAS, INC.
             (Exact name of registrant as specified in its charter)




           Texas                         000-10056                74-2142545
  (State or other jurisdiction     (Commission File Number)     (IRS Employer
of incorporation or organization)                            Identification No.)




                            3000 Richmond, Suite 100
                              Houston, Texas 77098
          (Address of principal executive offices, including zip code)



                                 (713) 621-8241
              (Registrant's telephone number, including area code)

Item 8.  Changes in Fiscal Year.

     On January 12, 2001, the Board of Directors voted to change the fiscal year end of Adair International Oil and Gas, Inc. from May 31st used in the most recent filing with the Securities and Exchange Commission to December 31st. The transition period fiscal year of June 1, 2000 through December 31, 2000 will be filed on Form 10KSB.

     The change was made to give the Company and its subsidiaries the same calendar year end.


Exhibits.

     None.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADAIR INTERNATIONAL OIL & GAS, INC.

By  /s/  John  W.  Adair                               Date:  January 17 2001
    ------------------------------------
    John  W.  Adair
    Chief Executive Officer and Director